Accounts Receivable, Net - Schedule of Analysis of Allowance for Doubtful Accounts (Detail) ¥ in Thousands, $ in Thousands	12 Months Ended
	Dec. 31, 2015 CNY (¥)	Dec. 31, 2015 USD ($)	Dec. 31, 2014 CNY (¥)
Receivables [Abstract]
Beginning balance	¥ 335	$ 52	¥ 1,253
Additions charged to bad debt expense	2,621	404	348
Reversal	(442)	(68)	(306)
Write off	(199)	(31)	(960)
Ending balance	¥ 2,315	$ 357	¥ 335